Exhibit 10.2

SUPPLEMENTAL AGREEMENT

BETWEEN

INFO-ACCENT SDN BHD

AND

SUNWAY TECHNOLOGY DEVELOPMENTLIMITED

This Supplemental Agreement to that certain Patent Purchase Agreement dated June 27, 2011, (the “Purchase Agreement”), is made this 3rd day of August, 2011 (the “Effective Date”).

BETWEEN:

INFO-ACCENT SDN BHD (“IASB”)

A-1-5 Jaya One

72A Jalan Universiti

46200 Petaling Jaya

Selangor

Malaysia

AND:

SUNWAY TECHNOLOGY DEVELOPMENT LIMITED (“STDL”)

Room 2103 Futura Plaza

111 How Ming Street

Kwun Tong

Hong Kong

Whereas the parties wish to vary clause 3.3 of the Purchase Agreement.

NOW THEREFORE, the parties agree as follows:

1.

PURCHASER DELIVERABLES

1.1

STDL agrees to accept 1,000,000 unregistered shares of restricted common stock of Global MobileTech, Inc., a Nevada corporation, at $1.00 per share as part payment of the purchase price.

1.2

The shares to be issued to STDL are exempt from registration statement requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering.

1.3

IASB shall cause its holding company, Global MobileTech, Inc., to issue 1,000,000 shares of restricted common stock to STDL or its nominees. STDL shall furnish to Global MobileTech, Inc. the names and addresses of its nominees within seven business days from date of this Agreement.

2.

ENTIRE AGREEMENT

This Supplemental Agreement, together with the Purchase Agreement, constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to their subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties.

3.

INCONSISTENCY

In the event of any conflict between this Supplemental Agreement and the Purchase Agreement, the terms of this Supplemental Agreement shall govern.

Sunway Technology Development Limited

Info-Accent Sdn Bhd

By:

/s/  Rohaya Rahim

By:

/s/ Aik Fun Chong

Rohaya Rahim

Aik Fun Chong

Chief Operating Officer

Chief Executive Officer

Agreed and accepted by:

Global MobileTech, Inc.

By:

/s/ Valerie Looi

Valerie Looi

Director